Fees Summary	Feb. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 485,424,690.78
Previously Paid Amount	48,083.81
Total Fee Amount	63,393.81
Total Offset Amount	0
Net Fee	$ 15,310